Exhibit 32.1

TE CONNECTIVITY PLC

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officers of TE Connectivity plc (the “Company”), hereby certify to their knowledge that the Company’s Annual Report on Form 10-K for the fiscal year ended September 26, 2025 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Terrence R. Curtin
Terrence R. Curtin
Chief Executive Officer
November 10, 2025

/s/ Heath A. Mitts
Heath A. Mitts
Executive Vice President and Chief Financial Officer
November 10, 2025